UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 21, 2008

Guaranty Financial Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33661	74-2421034

(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South
Austin, Texas	78746

(Address of Principal Executive Offices)	(Zip Code)

(512) 434-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On July 22, 2008, Guaranty Financial Group Inc. ( the “Company”) issued a press release announcing the closing and funding of the transactions contemplated by the Investment Agreements, each dated as of June 7, 2008, between the Company and several institutional investors (collectively, the “Stock Investors”), including TRT Financial Holdings, LLC, and Icahn Partners LP and certain of its affiliated companies, and the Purchase Agreement, dated July 7, 2008, among the Company and its subsidiary, Guaranty Bank, certain of the Stock Investors, and other institutional investors. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release dated July 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2008	Guaranty Financial Group Inc.
	By:	/s/ Scott A. Almy
Scott A. Almy
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated July 22, 2008